EXHIBIT 99

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                                 ARTICLE V
                               CAPITAL STOCK

  SECTION 1.(Form and Execution of)STOCK Certificates(. Certificates for the) AND UNCERTIFIED SHARES. THE shares of stock of the Corporation (shall be in such form as are consistent with the Certificate of Incorporation and applicable law. Every) MAY BE REPRESENTED BY CERTIFICATES OR MAY BE
    UNCERTIFICATED. EACH holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the
    Corporation by, the Chairman of the Board, President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Where ANY such certificate is countersigned by a transfer agent other than the Corporation or its employee, or by a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon (a) ANY SUCH certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. ABSENT A SPECIFIC REQUEST FOR SUCH A CERTIFICATE BY THE REGISTERED OWNER OR TRANSFEREE THEREOF, ALL SHARES MAY BE UNCERTIFICATED UPON THE ORIGINAL ISSUANCE THEREOF BY THE CORPORATION OR UPON SURRENDER OF THE CERTIFICATE REPRESENTING SUCH SHARES TO THE CORPORATION OR ITS TRANSFER AGENT.

  SECTION 2. Lost Certificates. The Board of Directors may direct UNCERTIFICATED SHARES OR, IF REQUESTED BY THE REGISTERED OWNER, a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of UNCERTIFICATED SHARES OR a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/ or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

  SECTION 3. Transfers. Transfers of record of shares of the capital stock of the Corporation shall be made upon its books by the holders thereof, in person or by attorney duly authorized, and upon EITHER the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by a properly endorsed stock power, OR UPON PRESENTATION OF PROPER TRANSFER INSTRUCTIONS FROM THE HOLDER OF RECORD OF UNCERTIFICATED SHARES.

  SECTION 4.   Fixing  Record  Dates.   In  order  that  the Corporation  may
    determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

  SECTION 5. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.